Exhibit 10.1

OMNIBUS AMENDMENT No. 3

THIS OMNIBUS AMENDMENT NO. 3, dated November 23, 2015 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), in each case as the same may be amended, restated modified and/or supplemented from time to time: (1) the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014, by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., as servicer (the “Servicer” or “MORI”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”) (the “Indenture”); (2) the Second Amended and Restated Note Purchase Agreement, dated September 15, 2014, by and among the Issuer, the Servicer, MORI SPC Series Corp., as seller (the “Seller”), Marriott Vacation Worldwide Corporation, as performance guarantor (the “Performance Guarantor” or “MVW”), the Purchasers (as defined in the Transaction Documents) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) (the “Note Purchase Agreement”); (3) the Second Amended and Restated Purchase Agreement, dated as of September 1, 2014, by and between MORI and the Seller (the “Purchase Agreement”); (4) the Second Amended and Restated Sale Agreement, dated as of September 1, 2014, by and between the Seller and the Issuer (the “Sale Agreement”); (5) the Second Amended and Restated Performance Guaranty, dated as of September 1, 2014, by the Performance Guarantor in favor or the Issuer and the Indenture Trustee (the “Performance Guaranty”); (6) the Custodial Agreement, dated as of September 1, 2011, by and among Wells Fargo Bank, National Association, as custodian (the “Custodian”), the Issuer, the Indenture Trustee and the Servicer (the “Custodial Agreement”); (7) the Administration Agreement, dated as of September 1, 2011, by and among the Issuer, MORI, as administrator (the “Administrator”), the Indenture Trustee and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) (the “Administration Agreement”); (8) the Amended and Restated Trust Agreement, dated September 28, 2011, by and between MVCO Series LLC, as owner (the “Owner” and together with the Issuer, MORI, MVW, the Seller, the Performance Guarantor, the Administrative Agent, the Indenture Trustee, the Servicer, the Administrator, the Back-Up Servicer, the Custodian, the Owner Trustee, the Purchasers and the Funding Agents, the “Transaction Parties”) and the Owner Trustee (the “Trust Agreement”); and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Third Amended and Restated Standard Definitions”) in the manner set forth herein.

WHEREAS, the Transaction Parties desire to amend the Indenture, the Note Purchase Agreement, the Purchase Agreement and the Sale Agreement, each in the manner set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01. Amendment to the Standard Definitions

The following definitions shall replace the corresponding definition in the Third Amended and Restated Standard Definitions:

““Borrowing Base” shall mean for any date of determination, the lesser of:

(x) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) the applicable Advance Rate; and

(y) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) 85%.

For purposes of calculating the Borrowing Base on a Funding Date, the aggregate Loan Balance of a Borrowing Base Loan Group, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the last day of the Due Period related to the immediately preceding Payment Date (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). For purposes of calculating the Borrowing Base with respect to any Determination Date, the aggregate Loan Balance of a Borrowing Base Loan Group, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the end of the related Due Period (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). All Defaulted Timeshare Loans, Over Sixty-Day Delinquent Timeshare Loans and Defective Timeshare Loans shall be deemed to have a Loan Balance of zero ($0) for purposes of this definition.”

“Facility Termination Date” shall mean, with respect to any Purchaser Group or Non-Conduit Committed Purchaser, November 22, 2017, as such date may be extended in accordance with Section 2.3(c) of the Note Purchase Agreement.

“LIBOR Rate” shall mean, (a) with respect to any Funding Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg L.P.’s Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two London Business Days prior to the first day of such Funding Period for a term equal to the length of such Funding Period, as determined in accordance with Section 2.8 of the Note Purchase Agreement or (b) with respect to any day during an Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg L.P.’s Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or any successor page or such other page or service as each Non-Conduit Committed Purchaser shall determine in its sole discretion) as the London interbank offered rate for deposits in U.S. dollars for a term of thirty (30) days at approximately 11:00 A.M. (London time) on such day, or if such day is not a London Business Day on the immediately preceding London Business Day; provided, however, if more than one rate is specified on the applicable page or screen, the applicable rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term “LIBOR Rate” shall mean, (a) for any Funding Period, the rate at which deposits in U.S. dollars are offered to the applicable Funding Agent (or if such Funding Agent does not provide a quote for such rate, the Administrative Agent) in the London interbank market at approximately 11:00 A.M. (London time) two London Business Days prior to the first day of such Funding Period for a term equal to the length of such Funding Period or (b) for any day during an Interest Accrual Period, the rate at which deposits in U.S. dollars are offered to the applicable Non-Conduit Committed Purchaser in the London interbank market at approximately 11:00 A.M. (London time) on such day, or if such day is not a London Business Day on the immediately preceding London Business Day for a term of thirty (30) days. If the calculation of LIBOR Rate results in a LIBOR Rate of less than zero (0), LIBOR Rate shall be deemed to be zero (0) for all purposes under the Facility Documents.”

““Mortgage Loan” shall mean any Timeshare Loan relating to a Timeshare Property secured by a Mortgage. As used in the Facility Documents, the term “Mortgage Loan” shall include the related Obligor Note, Mortgage and other security documents contained in the related Timeshare Loan File.”

““MVW Resort” shall mean a resort of any MVW brand in which a fractional interest in one or more residential units or dwellings thereof has been conveyed to the MVC Trust.”

““Right-to-Use Loan” shall mean a Timeshare Loan that is not a Mortgage Loan. As used in the Facility Documents, the term “Right-to-Use Loan” shall include the related Obligor Note, the Right-to-Use Agreement and other security documents contained in the related Timeshare Loan File.”

““Stated Maturity” shall mean the Payment Date occurring in November 2037.”

““Upgrade” shall mean the process in which an Obligor of an Original Timeshare Loan elects to (i)(a) reconvey such Obligor’s existing Timeshare Property for new Timeshare Property (such new Timeshare Property having a greater dollar value than the existing Timeshare Property) and (b) prepay such Original Timeshare Loan with the proceeds of an Upgrade Timeshare Loan secured by such new Timeshare Property or (ii)(a) acquire additional Timeshare Property and (b) prepay such Original Timeshare Loan with the proceeds of an Upgrade Timeshare Loan from MORI secured by the existing Timeshare Property and the additional Timeshare Property.”

““Usage Rate” shall mean 1.15%.”

““Weeks-Based Timeshare Property” shall mean the contractual rights regarding a Unit.”

The definition of “Excluded Loan Balance” in the Third Amended and Restated Standard Definitions shall be amended such that:

(i) “.” at the end of clause (xiv) shall be deleted and replaced with “; plus”; and

(ii) the following clause shall be added as clause (xv) thereto:

“(xv) the amount by which the aggregate Loan Balance of all Borrowing Base Loans that are Delinquent Timeshare Loans (but not Over Sixty-Day Delinquent Timeshare Loans or Defaulted Timeshare Loans) exceeds 5% of the Aggregate Loan Balance of all Borrowing Base Loans.”

The following definitions shall be added to the Third Amended and Restated Standard Definitions in the appropriate alphabetical order:

““Original Timeshare Loan” shall mean a Timeshare Loan for which the related obligor has elected to effect an Upgrade and MORI (or an affiliate) has agreed to effect such Upgrade.”

““Over Sixty-Day Delinquent Timeshare Loan” shall mean a Timeshare Loan which is not a Defaulted Timeshare Loan and as to which, on the last day of any Due Period, any payment then due and payable thereunder has remained unpaid for sixty-one (61) days to one-hundred fifty (150) days from the original due date for such payment.”

““Upgrade Timeshare Loan” shall mean the new Timeshare Loan originated by MORI in connection with an Upgrade.”

Section 1.02. Amendment of the Indenture

Section 5.05(c) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“Annual Accountants’ Reports. On or before December 31, 2011, and on or before September 30 of each year commencing in 2012, the Servicer shall (i) cause a firm of independent public accountants (such firm to be Ernst & Young LLP or such other firm selected by the Servicer with the written consent of the Majority Facility Investors) to furnish a certificate or statement (and the Servicer shall provide a copy of such certificate or statement to the Issuer, the Owner Trustee, the Indenture Trustee, the Administrative Agent and the Noteholders), to the effect that such firm has performed certain procedures (such procedures to be approved by the Majority Facility Investors) with respect to the Servicer’s servicing controls and procedures for the twelve-month period ending June 30 of such calendar year, and that, on the basis of such firms’ procedures, conducted substantially in compliance with standards established by the American Institute of Certified Public Accountants, nothing has come to the attention of such firm indicating that the Servicer has not complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America (“USAP”), except for such significant exceptions or errors that, in the opinion of such firm, it is required to report; provided, that if such firm of independent public accountants shall prohibit disclosure of such certificate or statement on the grounds that the Issuer does not own any Timeshare Loans, the Servicer shall notify the Administrative Agent and the Indenture Trustee in writing and the Servicer shall not be required to deliver such certificate or statement; and (ii) cause a Servicer Representative after due investigation and review to furnish a certificate or statement to the Issuer, the Indenture Trustee, the Administrative Agent and the Noteholders, to the effect that such Servicer Representative has (x) read this Indenture and Servicing Agreement, (y) performed certain procedures, in accordance with USAP, with respect to the records and calculations set forth in the Monthly Servicer Reports delivered by the Servicer during the reporting period and certain specified documents and records relating to the servicing of the Timeshare Loans and the reporting requirements with respect thereto and (z) on the basis of such Servicer Representative’s procedures, certifies that except for such exceptions as such Servicer Representative shall believe immaterial and such other exceptions as shall be set forth in such statement, (A) the information set forth in such Monthly Servicer Reports was correct; and (B) the servicing and reporting requirements have been conducted in compliance with this Indenture and Servicing Agreement. In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 5.05(c), the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.”

Section 12.01(l) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“Securities Laws. The Issuer (i) is not required to register as an “investment company” and is not a company “controlled” by an “investment company” within the meaning of the 1940 Act, (ii) will be relying on an exclusion or exemption from the definition of “investment company” provided by Rule 3a-7 of the 1940 Act, and (iii) is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.”

Section 1.03. Amendment of the Note Purchase Agreement

The following new Section 3.1(mm) is added to the Note Purchase Agreement:

“Liquidity Coverage Ratio. The Issuer represents, warrants and agrees that each of it, the Owner and the Seller (collectively, the “Relevant Entities”) has not (1) issued any obligations that (a) constitute asset-backed commercial paper or (b) are securities required to be registered under the Securities Act or (c) were offered for sale under Rule 144A of the Securities Act (except for the Notes, to the extent the Notes were offered in such manner pursuant to the conditions set forth in the Indenture and Servicing Agreement or this Agreement) or (2) issued any other debt obligations or equity interests other than those described in subsections (B)(i) or (B)(ii) of this paragraph below. Further, in connection with this Agreement, the Issuer represents, warrants and agrees that each of the Relevant Entities does not and will not, until such time the Issuer provides each Purchaser and each Funding Agent with 30 days advance notice thereof (A) issue any obligations that (a) constitute asset-backed commercial paper, or (b) are securities required to be registered under the Securities Act or (c) are offered for sale under Rule 144A of the Securities Act, or (B) issue any other debt obligations or equity interests other than (i) debt obligations substantially similar to the obligations of the Issuer under the Facility Documents that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in Section 3.6 hereof, and (ii) equity interests issued by the Issuer to the Owner, by the Owner to the Seller and by the Seller to MVW US Holdings, Inc. as permitted by the terms of the Trust Agreement or related limited liability company agreement. The Issuer further represents and warrants that its assets and liabilities and those of the Owner and the Seller are consolidated with the assets and liabilities of MVW for purposes of generally accepted accounting principles.”

Section 1.04. Amendment to Schedule I of the Purchase Agreement and the Sale Agreement

Clause (j) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(j) Each of the Loan Number, Outstanding Loan Balance, Interest Rate Per Annum and month and year of Maturity Date with respect to such Timeshare Loan (including each Qualified Substitute Timeshare Loan) as set forth on the Schedule of Timeshare Loans is true and correct and all other entries as set forth on the related Schedule of Timeshare Loans are true and correct in all material respects.”

Clause (p) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(p) Unless such Timeshare Loan is an Upgrade Timeshare Loan replacing an Original Timeshare Loan with the same Obligor, a minimum of one payment due under the Timeshare Loan has been made on the related Obligor Note prior to the related Cut-Off Date.”

Clause (q) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(q) Such Timeshare Loan is not more than 30 days delinquent on any payment of principal or interest as of the related Cut-Off Date. If such Timeshare Loan is a Qualified Substitute Timeshare Loan, it is not more than 30 days delinquent on any payment of principal or interest as of the related Cut-Off Date.”

Clause (x) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(x) The related Timeshare Property, or the right to use and occupy the related Timeshare Property, or the shares of a Resort Association or the MVC Trust Association, as applicable, granting the right to use and occupy the related Timeshare Property, are assignable upon liquidation of the Obligor Note to which it relates without the consent of the related Resort Association or the MVC Trust Association, as applicable, or any other Person (other than the related developer who has the option to purchase the foregoing at the price and on the other terms of any bona fide written offer) and there are no other restrictions on resale thereof, except that as to a Resort Association that is a cooperative association, such right of assignment may be exercisable by MORI or any Affiliate of MORI as agent of the Resort Association.”

Clause (aa) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(aa) With respect to a Trust-Based Timeshare Loan, (i) each MVW Resort Association, if any, and the MVC Trust Association was duly organized and, to the best of MORI’s knowledge, is validly existing and in good standing in the state of its organization, (ii) a MORI Affiliated Manager manages all of the MVW Resorts and, if there is a related MVW Resort Association, performs services for such MVW Resort Association, pursuant to agreements between such MORI Affiliated Manager and such MVW Resort Association, each of such agreements being in full force and effect, (iii) any agreements mentioned in the preceding clause (ii) include services that are substantially similar to the services described in the true and correct copy of a management agreement between such MORI Affiliated Manager and one of the MVW Resort Associations, which has been furnished to the Issuer, and (iv) such MORI Affiliated Manager and the related MVW Resort Association have performed in all material respects all obligations under any such agreements and are not in material default thereunder.”

Clause (cc) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(cc) With respect to a Trust-Based Timeshare Loan, (i) each MVW Resort procures casualty and property insurance through the related MVW Resort Association, if any, or through MORI or an Affiliate of MORI. Such property insurance includes coverage for damage or loss for the full replacement value thereof or, if not available on commercially reasonable terms, the maximum amount that the Servicer, in accordance with the Servicing Standard, determines is available on commercially reasonable terms, and, to the extent that the Servicer has determined, in accordance with the Servicing Standard, that such coverage is not available on commercially reasonable terms, MORI has provided (or caused the Servicer to provide) written notice to the Issuer of such determination, (ii) in the event that any MVW Unit should suffer any loss covered by property damage insurance, upon receipt of any Insurance Proceeds, such MVW Resort

Association, if any, or MORI or an Affiliate of MORI, are required, during the time such MVW Unit is covered by such insurance, under the applicable governing instruments of the MVW Resort Association, if any, or otherwise, either to repair or rebuild the portions of the applicable MVW Resort or to pay such proceeds to the owners (including the MVC Trust) of, or any mortgagees with respect to, the timeshare estates in the portions of the applicable MVW Resort, and (iii) for each MVW Resort which is located in the United States in a high hazard flood plain, the related MVW Resort Association, if any, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Program.”

Clause (kk) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(kk) With respect to a Trust-Based Timeshare Loan, (i) no practice, procedure or policy employed by any MVW Resort Association, if any, or the MVC Trust Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such MVW Resort Association, if any, the MVC Trust Association or MORI Affiliated Manager, which, if enforced, would reasonably be expected to (A) have a material adverse impact on such MVW Resort Association, if any, or the MVC Trust Association, as applicable, or the ability of such MVW Resort Association , if any, or the MVC Trust Association, as applicable, or MORI Affiliated Manager to do business, (B) have a material adverse impact on the financial condition of such MVW Resort Association, if any, the MVC Trust Association or MORI Affiliated Manager, or (C) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such MVW Resort Association, if any, the MVC Trust Association or MORI Affiliated Manager, (ii) neither any MVW Resort nor the present use thereof violates any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such MVW Resort or the performance by the related MVW Resort Association, if any, or the MVC Trust Association, as applicable, of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration, (iii) there is no condition presently existing and no event has occurred or failed to occur prior to the date hereof, concerning any MVW Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such MVW Resort or the financial condition or business operations of the related MVW Resort Association, if any, the MVC Trust Association or the value of such Timeshare Loan.”

Clause (oo) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(oo) With respect to a Trust-Based Timeshare Loan, the capital reserves and maintenance fee levels of the MVW Resort Associations, if any, are adequate in light of the operating requirements thereof.”

Clause (ss) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(ss) As of the related Cut-Off Date, the related Obligor has a Current Equity Percentage of at least 10% of the Purchase Price for the related Timeshare Property (which Current Equity Percentage may, in the case of an Upgrade Timeshare Loan, be represented in whole or in part by the Current Equity Percentage paid in respect of the related Original Timeshare Loan so long as the Obligor related to such Upgrade Timeshare Loan was also the Obligor related to such Original Timeshare Loan) securing such Timeshare Loan.”

Clause (bbb) of Schedule I to each of the Purchase Agreement and the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(bbb) With respect to a Trust-Based Timeshare Loan, all timeshare fee or other estates in MVW Units held by the MVC Trustee (i) have been properly conveyed to the MVC Trustee, and (ii) are owned by the MVC Trustee with full legal and equitable title thereto, free and clear of all liens.”

Section 1.05. Amendment to Schedule I of the Purchase Agreement

Clause (gg) of Schedule I to the Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(gg) No consent, approval, order or authorization of, and no filing with or notice to, any court or Governmental Authority in respect of the related Obligor is required which has not been obtained in connection with the transfer of such Timeshare Loan to the Purchaser.”

Section 2.01. Representations and Warranties

MVW, MORI, the Seller and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of MVW, MORI, the Seller and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

Section 2.02. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

THE PARTIES HERETO EACH SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR THE FACILITY DOCUMENTS.

Section 2.05. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08 No Bankruptcy Petition.

(a) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.

(b) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE
OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association, not individually, but solely in its capacity as Owner Trustee

By:	/s/ Rachel L. Simpson
Name:	Rachel L. Simpson
Title:	Assistant Vice President

Address for notices:

c/o Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

MORI SPC SERIES CORP., as Seller

By:	/s/ Greg A. Langford
Name:	Greg A. Langford
Title:	President

Address for notices:

6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT OWNERSHIP RESORTS, INC., in its individual capacity and as Servicer and Administrator

By:	/s/ Joseph J. Bramuchi
Name:	Joseph J. Bramuchi
Title:	Vice President

Address for notices:

6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT VACATIONS WORLDWIDE CORPORATION, as Performance Guarantor

By:	/s/ Joseph J. Bramuchi
Name	: Joseph J. Bramuchi
Title:	Vice President

Address for notices:

6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MVCO SERIES LLC, as Owner

By:	/s/ Greg A. Langford
Name:	Greg A. Langford
Title:	President

Address for notices:

6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Back-Up Servicer and Custodian

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Address for notices:

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust
Services/Asset-Backed Administration
Facsimile Number: (612) 667-3539
Telephone Number: (612) 667-8058

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
Name:	Rachel L. Simpson
Title:	Assistant Vice President

Address for notice:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Joseph McElroy
Name:	Joseph McElroy
Title:	Director

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Director

Address for notices:

60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

MOUNTCLIFF FUNDING LLC as Conduit

By:	/s/ Josh Borg
Name:	Josh Borg
Title:	Authorized Signatory

Address for notices:

20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003

Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785
E-mail: mountcliff@20gates.com; and mountcliff.group@db.com

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Authorized Signatory

Address for notices:

Eleven Madison Avenue
New York, NY 10010

Attention: Conduits and Credit Products Group
Telephone: (212) 325-6688
Facsimile: (212) 325-4599

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

Address for notices:

Eleven Madison Avenue
New York, NY 10010

Attention: Conduits and Credit Products Group
Telephone: (212) 325-6688
Facsimile: (212) 325-4599

SUNTRUST BANK
as Non-Conduit Committed Purchaser

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

Address for notices:

3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326

Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171
Email: strh.afg.funding@suntrust.com

DEUTSCHE BANK AG, NEW YORK BRANCH
as Non-Conduit Committed Purchaser

By:	/s/ Joseph McElroy
Name:	Joseph McElroy
Title:	Director

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Director

Address for notices:

60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

BANK OF AMERICA, N.A.
as Non-Conduit Committed Purchaser

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Director

Address for notices:

Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255

Attention: Securitization Finance Group c/o Robert Wood / Christen Picoli
Telephone: 980-388-5938 / 980-388-8138
Email: robert.wood@baml.com elizabeth.c.picoli@baml.com

WELLS FARGO CAPITAL FINANCE, LLC
as Non-Conduit Committed Purchaser

By:	/s/ Ajay Jagsi
Name:	Ajay Jagsi
Title:	Vice President

Address for notices:

14241 Dallas Parkway, Suite 1300
Dallas, Texas 75254

Attention: Ajay Jagsi
Telephone: (972) 361-7220
Facsimile: (866) 719-9124